MONTHLY SERVICER REPORT                                         Page:          1

Issuer:                          GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
Seller and Servicer:             GreatAmerica Leasing Corporation
Distribution Date                4/15/02


PAYMENT SUMMARY

Class                       Beginning        Pass Through      Interest      Principal           Total        Ending
Name        CUSIP            Balance         Rate              Paid           Paid           Distribution     Balance

A-1         39153QAA3       51,698,228.49     2.25794000%       58,365.75   5,995,223.53    6,053,589.28     45,703,004.96
A-2         391533QAC9      38,294,984.07     3.36000000%       64,335.57              -       64,335.57      38,294,984.07
A-3         39153QAD7       84,887,214.69     4.47000000%      189,722.92              -      189,722.92      84,887,214.69
A-4         39153QAE5       37,529,084.39     5.10000000%       95,699.17              -       95,699.17      37,529,084.39
B           39153QAF2       10,722,595.54     4.60000000%       24,661.97     302,643.50      327,305.47      10,419,952.04
C           39153QAG0       10,850,245.49     4.91000000%       26,637.35     306,246.39      332,883.75      10,543,999.09
D           39153QAH8       13,658,544.32     5.55000000%       37,902.46     385,510.17      423,412.63      13,273,034.15


Totals                     247,640,896.97                      497,325.20   6,989,623.59    7,486,948.79     240,651,273.38







                                        Target
                  (defined)            Investor
                    Class             Principal
Class             Percentage             Amount

AGGSNR             83.2000%         206,414,288.10
B                   4.2000%          10,419,952.04
C                   4.2500%          10,543,999.09
D                   5.3500%          13,273,034.15

(Retained) Certificate Balance                                     7,442,822.89
% of Agg. Collateral Value, beginning                                    2.9153%
% of Agg. Collateral Value, ending                                       3.0000%



Monthly Principal Amount                                            7,205,797.52
Additional Principal                                                           -
Overcollateralization Balance, beginning                            7,658,996.82
Overcollateralization Balance, ending                               7,442,822.89
Cumulative Loss Amount                                                         -

MONTHLY SERVICER REPORT

Issuer:                          GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
Seller and Servicer:             GreatAmerica Leasing Corporation
Distribution Date                4/15/02


OTHER INFORMATION

AGGEGATE COLLATERAL VALUE (Discount Rate = 5.299%)
Initial Aggregate Discounted Contract Balance                     255,299,893.79
Aggregate Discounted Contract Balance, beginning                  255,299,893.79
Aggregate Discounted Contract Balance, ending                     248,094,096.27


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                            -
Residual Account Balance, ending                                               -



SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                          -
     Unreimbursed Servicer Advances collected                                  -
     Servicer Advances for the current Due Period                     634,391.52
     Non-recoverable Unreimbursed Servicer Advances                            -
Cumulative un-reimbursed Servicer Advances, ending                    634,391.52

PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                             -
     Pymts rec'd in prior periods attributable to current Due Period           -
     Pymts attributable to future Due Periods                      2,534,385.66
Advance Payment Balance, ending                                    2,534,385.66


SUBSTITUTIONS
Defaulted Leases and Excess Contracts Substituted to date, beginning           -
     Defaulted Leases and Excess Contracts Substituted this month      29,101.42
Defaulted Leases and Excess Contracts Substituted to date, ending      29,101.42
Total Substitutions for Defaults to Date                                   0.01%

Prepaid Contracts Substituted to date, beginning                               -
     Prepaid Contracts Substituted this month                         330,713.42
Prepaid Contracts Substituted to date, ending                         330,713.42





RESERVE FUND
Reserve Account Balance, beginning                                  2,552,998.94
     Required Reserve Amount                                        3,721,411.44
     Required Draw to Increase Available Funds                                 -
     Reserve Fund Deficiency covered by Excess Available Funds        825,560.48
     Excess Reserve Funds released to Waterfall                                -
Reserve Account Balance, ending                                     3,378,559.42

MONTHLY SERVICER REPORT                                                 Page: 3

Issuer:                          GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
Seller and Servicer:             GreatAmerica Leasing Corporation
Distribution Date                4/15/02


OTHER INFORMATION (continued)

AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                      10,163,158.65
  Reinv. From Collections, Payahead, Residual, and Reserve Accounts     1,832.45
  Past due payments received                                                   -
  Past due payments due on Early Termination (from Seller)                     -
  Proceeds from Prepayments                                           148,568.52
  Recoveries on Non-Performing Leases not Substituted                          -
  Servicer Advances                                                   634,391.52
  Casualty and Termination Payments                                            -
  Expired Contract Proceeds                                                    -
  Repurchase of Ineligible Contracts                                           -
  Defaulted Contract Recoveries                                                -
  Net increase (decrease) in Advance Lease Payments Balance       (2,534,385.66)
  Excess Reserve Funds                                                         -
Total Available Funds                                               8,413,565.48


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                     8,413,565.48

                    Reserve Fund Draw to Increase Available Funds              -
                (i) To the Servicer, Unreimbursed Servicer Advances            -
               (ii) Back Up Servicer Fee (2.5 bp)                       5,318.75
              (iii) To the Servicer, Servicing Fee (75 bp)             95,737.46
          (vi)-(ix) Note Interest Paid                                497,325.20
          (x)-(xvi) Note Principal Paid                             6,989,623.59
            (xviii) Reserve Fund Deposit                              825,560.48
              (xxi) Remainder to the Issuer                                    -


DELINQUENCY AND LOSS INFORMATION

                     Number of       Ending Contract
                     Contracts       Balance Remain        Percentage

Current              25,425          264,656,555.00        99.60%
31 - 60 days             91              727,785.25         0.27%
61 - 90 days             37              320,561.30         0.12%
91 - 120 days             2               18,962.15         0.01%





 Current       Current           Current        Cumulative         Cumulative
 Losses        Recoveries        Net Loss       Gross Loss         Net Loss
 ------        ----------        --------       -----------        --------

11,241.21         -             11,241.21        11,241.21         11,241.21


RESIDUAL EVENT TRIGGERS

                                                                        Average of      Current        Prior      2nd Prior
                                                                      Last 3 Months    Due Period    Due Period   Due Period
                                                                      -------------    ----------    ----------   ----------

Residual Realization Percentage (Trigger < 85.00%)                        0.00%         135.58%         0.00%        0.00%
Delinquency Percentage (Trigger > 6.00%)                                  0.00%           0.40%         0.00%        0.00%
Cumulative Net Loss Percentage (Triggers below)                                         0.0044%         0.00%        0.00%
                              Collection Periods 1-12      3.40%
                              Collection Periods 13-24     5.00%
                              Collection Periods 25+       6.40%
Residual Event?                                  No


The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects; and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default, has occurred.

GreatAmerica Leasing Corporation, as Servicer


By:__/s/Brett Steffen____________________________________________
        Brett Steffen
        Assistant Controller